SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                  June 26, 2001

                               KASPER A.S.L., LTD.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




            Delaware                     0-24179               22-3497645
-------------------------------  ------------------------ ---------------------
(State of other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation)                                            Identification Number)




                          77 Metro Way
                     Secaucus, New Jersey                  07094
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           (Address of Principal Executive Offices)      (Zip Code)



                                 (201) 864-0328
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

55745.0005

Item 5.  Other Events

         On June 26, 2001, Kasper A.S.L., Ltd. (the "Company") announced that it had entered into Amendment Agreement No. 4 and Waiver to the Amended and Restated Credit Agreement (the "Amendment and Waiver"), dated as of June 19, 2001, with the lenders to the Company's Revolving Credit Facility, led by The Chase Manhattan Bank (the "Credit Agreement"). The Amendment and Waiver amends, among other things, certain terms and conditions relating to financial covenants under the Credit Agreement and waives certain events of default that have occurred and were continuing in connection with those financial covenants.

The information set forth in the Amendment and Waiver and press release, both of which are attached hereto as exhibits, is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Businesses Acquired
         -------------------------------------------

         Not applicable.

(b)      Pro Forma Financial Information
         -------------------------------

         Not applicable.

(c)      Exhibits
         --------

         Exhibit No.         Description

         10.1 Amendment Agreement No. 4 and Waiver to the Amended and Restated Credit Agreement, dated June 19, 2001

         99              Press Release dated June 26, 2001




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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned, thereunto duly authorized.

Dated:  June 29, 2001

                                     KASPER A.S.L., LTD.

                                     By: /s/ Laura Lentini
                                        ----------------------------------
                                     Name:   Laura Lentini
                                     Title:  Vice President and Controller












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

                                  EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------


    10.1 Amendment Agreement No. 4 and Waiver to the Amended and Restated Credit Agreement, dated June 19, 2001

    99                Press release of Kasper A.S.L., Ltd., dated June 26, 2001
















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